EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Harrison Vickers and Waterman Inc. (the “Company”) on Form 10-K for the period ending June 30, 2014 as filed with the U. S. Securities and Exchange Commission (the “Report”), I, James Giordano, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 9, 2014

/s/ James Giordano

James Giordano

Chief Executive Officer, Chief Financial Officer and Director

(Principal Executive Officer and Principal Financial Officer)